SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  May 14, 1998
                Date of Report (Date of earliest event reported)

                             FIDELITY HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

    Nevada                         00029182                   11-3292094
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)

                  80-02 Kew Gardens Road, Kew Gardens, NY 11415
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code): 718/520-65005

      Item 2. Acquisition or Disposition of Assets.

      On April 21, 1997, the Company and its wholly-owned subsidiary, Major Acquisition Corp., entered into a merger agreement (the "Merger Agreement") with Major Automotive Group, Inc. ("Major Auto") and its sole stockholder, Bruce Bendell, who is the Company's chairman and the beneficial owner of approximately 48.2% of the Company's outstanding common stock. Mr. Bendell owned all of the issued and outstanding shares of common stock of Major Chevrolet, Inc. ("Major Chevrolet") and Major Subaru, Inc. ("Major Subaru") and 50% of the issued and outstanding shares of common stock of Major Dodge, Inc. ("Major Dodge") and Major Chrysler, Plymouth, Jeep Eagle, Inc. ("Major Chrysler, Plymouth, Jeep Eagle"), which, collectively, operated five franchised automobile dealerships (collectively, the "Major Auto Group").

      On May 14, 1998, pursuant to the Merger Agreement, Bruce Bendell contributed to Major Auto all of his shares of common stock of Major Chevrolet, Major Subaru, Major Dodge and Major Chrysler, Plymouth, Jeep Eagle. Major Acquisition Corp. then acquired from Bruce Bendell all of the issued and outstanding shares of common stock of Major Auto in exchange for shares of a new class of the Company's preferred stock. Major Acquisition Corp. purchased the remaining 50% of the issued and outstanding shares of common stock of Major Dodge and Major Chrysler, Plymouth, Jeep Eagle from Harold Bendell, Bruce Bendell's brother, for $4 million in cash pursuant to a stock purchase agreement. In addition, Major Acquisition Corp. acquired two related real estate components (the "Major Real Estate", defined hereinafter) from Bruce Bendell and Harold Bendell (collectively "the Bendells") for $3 million.

      The preferred stock issued to Bruce Bendell is designated as the "1997-MAJOR Series of Convertible Preferred Stock." It has voting rights and is convertible into the Company's common stock (the "Common Stock'). The number of shares of Common Stock into which the new class is convertible is 1.8 million shares. The foregoing acquisitions from Major Auto and Harold Bendell are collectively referred to herein as the "Major Auto Acquisition."

      The Merger Agreement allocated the value of the consideration paid to Bruce Bendell as follows: (i) 61% to Major Chevrolet; (ii) 5.8% to Major Subaru;
(iii) 16.6% to Major Dodge; and (iv) 16.6% to Major Chrysler, Plymouth, Jeep Eagle. The stock purchase agreement allocated the value of the consideration paid to Harold Bendell 50% to each of Major Dodge and Major Chrysler, Plymouth, Jeep Eagle. The Major Auto dealerships were valued for purposes of the merger at eight times adjusted earnings before interest and taxes for their respective 1996 fiscal years. Adjusted earnings included officers' salaries, expenses not directly related to operations, non-recurring legal expenses and LIFO adjustments. The Company believes that the eight times earnings multiple is a relatively common pricing/valuation convention in the automobile industry.

      To finance the cash portion of the Major Auto Acquisition, aggregating $7 million ($4 million for Harold Bendell and $3 million to purchase the Major Real

Estate), Major Acquisition Corp. borrowed $7.5 million from Falcon Financial, LLC ("Falcon") pursuant to a loan and security agreement dated May 14, 1998, for a 15 year term with interest equal to 10.18%. Prepayment is not be permitted for the first five years, after which prepayment may be made, in full only, along with the payment of a premium.

      The collateral securing the loan transaction includes the Major Real Estate and, subject to the interests of any current or prospective "floor plan or cap loan lender," the assets of Major Acquisition Corp. Major Acquisition Corp. is required to comply with certain financial covenants related to net worth and cash flow. In addition, the Company provided an unconditional guarantee of the loan pursuant to a guarantee agreement dated May 14, 1998.

      Item 7. Financial Statements and Exhibits.

            (a) Financial Statements of Business Acquired.

                  As of the date of filing this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after May 14, 1998.

            (b) Pro Forma Financial Information.

                  As of the date of filing this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with
            Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after May 14, 1998.

            (c) Exhibits.

4.11        Certificate of Designation for the Company's 1997-MAJOR Series
            of Convertible Preferred Stock.                                   __

10.18*            Plan and Agreement of Merger, dated April 21, 1997, the
            Company, Major Automotive Group, Inc., Major Acquisition Corp. and Bruce Bendell, incorporated by reference to Exhibit 10.19 of Company's Registration Statement on Form 10-SB,
            as amended, filed with the Securities and Exchange Commission on
            March 7, 1997.                                                   N/A

10.18(i)**        Amendment to Plan and Agreement of Merger, dated August 1,
            1997, between Fidelity Holdings, Inc., Major Automotive Group, Inc., Major Acquisition Corp. and Bruce Bendell, incorporated by reference to Exhibit 10.18(i) of the Company's Registration Statement on Form 10-KSB, as amended, filed with the Securities and Exchange
            Commission on April 16, 1998.                                    N/A

10.18(ii)**       Amendment to Plan and Agreement of Merger, dated August 26,
            1997, between Fidelity Holdings, Inc., Major Automotive Group, Inc., Major Acquisition Corp. and Bruce Bendell, incorporated by reference to Exhibit 10.18(ii) of the Company's Registration Statement on Form 10-KSB, as amended, filed with the Securities and Exchange
            Commission on April 16, 1998.                                    N/A

10.18(iii)**      Amendment to Plan and Agreement of Merger, dated November 20,
            1997, between Fidelity Holdings, Inc., Major Automotive Group, Inc., Major Acquisition Corp. and Bruce Bendell, incorporated by reference to Exhibit 10.18(iii) of the Company's Registration Statement on Form 10-KSB, as amended, filed with the Securities and Exchange
            Commission on April 16, 1998.                                    N/A

10.18(iv)         Amendment to Plan and Agreement of Merger, dated March 20,
            1998, between Fidelity Holdings, Inc., Major Automotive Group, Inc.,
            Major Acquisition Corp. and Bruce Bendell.                       N/A

10.19*            Stock Purchase Agreement with Escrow Agreement attached,
            incorporated by reference to Exhibit 10.20 of Company's Registration Statement on Form 10-SB, as amended, filed with the Securities and
            Exchange Commission on March 7, 1997.                            N/A

10.20*            Management Agreement, incorporated by reference to Exhibit
            10.21 of Company's Registration Statement on Form 10-SB, as amended, filed with the Securities and Exchange Commission on March 7, 1997.
                                                                             N/A

10.56             Security Agreement, dated May 14, 1998, made by Major
            Acquisition Corp., Major Automotive Realty Corp., and Falcon
            Financial, LLC.                                                   __

10.57             Gaurantee, dated as of May 14, 1998, made by Fidelity
            Holdings, Inc. in favor of Falcon Financial, LLC.                 __

10.58             Amended and restated secured promissory note, dated May 14,
            1998 by and between Major Acquisition Corp., Major Automotive Realty
            Corp. and Falcon Financial, LLC.                                  __

------------
* Previously filed with the Commission as Exhibits to, and incorporated herein by reference from, the registrant's registration statement on Form 10-SB (File No. 0-29182).
** Previously filed with the Commission as Exhibits to, and incorporated herein by reference from, the registrant's statement on Form 10-KSB (File No. 0-29182).

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIDELITY HOLDINGS, INC.
                                         (Registrant)


                                         /s/ Bruce Bendell
                                         -----------------------------
                                         Bruce Bendell, President

      Dated: May 29, 1998